Exhibit 10.7

JOINDER AGREEMENT

THIS JOINDER TO SECOND LIEN CREDIT AGREEMENT, GUARANTY, AND CLOSING DATE INTERCREDITOR AGREEMENT, IN EACH CASE AS AND TO THE EXTENT APPLICABLE (this “Joinder”), is executed as of July 27, 2016 by each entity listed on the signature pages hereto, which entities are organized in the jurisdiction set forth opposite their respective names on Schedule I hereto (each a “Joining Party” and collectively, the “Joining Parties”), and delivered to Morgan Stanley Senior Funding, Inc., as Administrative Agent, for the benefit of the Secured Parties.  Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

W I T N E S S E T H:

WHEREAS, EMC Acquisition, LLC (“Holdings”), Emerging Markets Communications, LLC, a Delaware limited liability company (the “Borrower”), Morgan Stanley Senior Funding, Inc., as the Administrative Agent, and each lender from time to time party thereto (collectively, the “Lenders” and, individually, a “Lender”), have entered into a Second Lien Credit Agreement, dated as of July 1, 2015, as amended by that certain First Amendment to Second Lien Credit Agreement (the “First Amendment”), dated as of May 9, 2016 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), providing for the making of Loans to the Borrower as contemplated therein;

WHEREAS, Section 2.6 of the First Amendment requires that as a condition precedent to the Amendment Effective Date (as defined in the First Amendment), each Joining Party becomes a Subsidiary Guarantor under the Credit Agreement, and a Grantor under the Security Agreement and the Intercreditor Agreement(s); and

WHEREAS, each Joining Party will obtain benefits from the incurrence of Loans by the Borrower, in each case pursuant to the Credit Agreement, and, accordingly, desires to execute this Joinder in order to (i) satisfy the requirements of the Collateral and Guarantee Requirement and (ii) induce the Lenders to continue to make Loans to the Borrower, in each case pursuant to the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Joining Parties, the receipt and sufficiency of which are hereby acknowledged, each Joining Party hereby makes the following representations and warranties to the Administrative Agent for the benefit of each of the Secured Parties and hereby covenants and agrees with each Secured Party as follows:

1.             By executing and delivering this Joinder, the Joining Party becomes (i) a Subsidiary Guarantor for all purposes under the Credit Agreement and (ii) a Grantor for all purposes under the Closing Date Intercreditor Agreement, pursuant to Section 9.14 thereof.

2.             The Joining Party agrees that, upon its execution and delivery hereof, it will become a Subsidiary Guarantor under the Guaranty pursuant to the Credit Agreement with respect to the Guaranteed Obligations, and will be bound by all terms, conditions and duties applicable to a Subsidiary Guarantor under the Credit Agreement and the other Loan Documents.  Without limitation of the foregoing, and in furtherance thereof, the Joining Party absolutely, unconditionally and irrevocably, and jointly and severally, guarantees the prompt payment in full when due of all Guaranteed Obligations (on the same basis as the other Subsidiary Guarantors under the Guaranty).

3.             The Joining Party agrees that it shall execute and deliver a Security Agreement Supplement on the date hereof simultaneously with the execution of this Joinder and that it will become a

Grantor under, and as defined in, the Security Agreement, and will be bound by all terms, conditions and duties applicable to a Grantor under the Security Agreement.

4.             This Joinder shall be binding upon the Joining Party and its respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns, provided, however, that the Joining Party may not assign any of its rights, obligations or interest hereunder or under any other Loan Document other than as permitted by the Credit Agreement.  THIS JOINDER AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON OR ARISING OUT OF THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  Each of the parties hereto hereby agrees that Sections 10.15 and 10.16 of the Credit Agreement are incorporated herein mutatis mutandis. This Joinder may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic transmission of an executed counterpart of a signature page to this Joinder shall be effective as delivery of an original executed counterpart of this Joinder. In the event that any provision of this Joinder shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Joinder which shall remain binding on all parties hereto.

5.             From and after the execution and delivery hereof by the parties hereto, this Joinder shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

*     *     *

IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be duly executed and delivered as of the date first above written.

AIRLINE MEDIA PRODUCTIONS, INC.

By:	/s/ David Davis
Name: David Davis
Title: Chief Executive Officer

ENTERTAINMENT IN MOTION, INC.

By:	/s/ David Davis
Name: David Davis
Title: Chief Executive Officer

GLOBAL EAGLE ENTERTAINMENT OPERATIONS SOLUTIONS, INC.

By:	/s/ David Davis
Name: David Davis
Title: Chief Executive Officer

EMC INTERMEDIATE, LLC

By:	/s/ David Davis
Name: David Davis
Title: Chief Executive Officer

INFLIGHT PRODUCTIONS USA INC.

By:	/s/ David Davis
Name: David Davis
Title: Chief Executive Officer

Signature Page to Second Lien Credit Agreement Joinder

POST MODERN EDIT, INC.

By:	/s/ David Davis
Name: David Davis
Title: Chief Executive Officer

THE LAB AERO, INC.

By:	/s/ David Davis
Name: David Davis
Title: Chief Executive Officer

ROW 44, INC.

By:	/s/ David Davis
Name: David Davis
Title: Chief Executive Officer

N44HQ, LLC

By:	/s/ David Davis
Name: David Davis
Title: Chief Executive Officer

Signature Page to Second Lien Credit Agreement Joinder

Accepted and Acknowledged by:

MORGAN STANLEY SENIOR FUNDING, INC.,

as Administrative Agent

By:	/s/ Reagan Philipp
Name: Reagan Philipp
Title: Authorized Signatory

Signature Page to First Lien Credit Agreement Joinder

SCHEDULE I

Subsidiary Guarantors

Subsidiary Guarantor	Jurisdiction of Formation/Organization
Global Eagle Entertainment Operations Solutions, Inc.	Delaware
EMC Intermediate, LLC	Delaware
Entertainment in Motion, Inc.	California
Inflight Productions USA Inc.	California
The Lab Aero, Inc.	California
Post Modern Edit, Inc.	Delaware
Row 44, Inc.	Delaware
Airline Media Productions, Inc.	Delaware
N44HQ, LLC	Delaware